Fees Summary	Apr. 16, 2025 USD ($)
Fees Summary [Line Items]
Total Fee Amount	$ 123,245.50
Total Transaction Valuation	805,000,000.00
Total Offset Amount	0.00
Net Fee	$ 123,245.50